SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: May 17, 2002
                  (Date of earliest event reported) May 8, 2002


                          AMERICAN CELLULAR CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE               333-59322 and 333-63454     22-3043811
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)          Identification No.)


                           14201 Wireless Way
                         Oklahoma City, Oklahoma          73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Information To Be Included in the Report

Item 5. Other Events

     On May 8, 2002, but effective January 1, 2002, the Registrant's parent, ACC Acquisition, LLC, and AT&T Wireless Services, Inc. amended the Amended and Restated Operating Agreement between them originally dated February 25, 2000, to establish rates for the Amended and Restated Operating Agreement through June 30, 2007.

Item 7. Financial Statements and Exhibits:

     (c)  Exhibits:

10.3.1* Addendum  to  Amended  and  Restated  Operating  Agreement  between AT&T
        Wireless Services, Inc. and its Affiliates and ACC Acquisition, LLC and its Affiliates dated May 8, 2002.
_______________

* Confidential treatment has been requested for this exhibit. As a result, this exhibit is omitted from this 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN CELLULAR CORPORATION


                                   By BRUCE R. KNOOIHUIZEN
                                      Bruce R. Knooihuizen, Treasurer and
                                      Director

May 17, 2002

                                 EXHIBIT INDEX

Exhibit No.    Description                      Method of Filing
-----------    -----------                      ----------------

10.3.1   Addendum to Amended and Restated      Filed herewith electronically
         Operating Agreement between AT&T
         Wireless Services, Inc. and its
         Affiliates and ACC Acquisition,
         LLC and its Affiliates dated May 8,
         2002.